UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 5, 2013

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way

Boise, Idaho  83716-9632

(Address of principal executive offices)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01.     Regulation FD Disclosure.

The information set forth in this Item 7.01 is intended to be furnished under Item 7.01 of Form 8-K (Regulation FD Disclosure). This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless it is specifically incorporated by reference in such filing.

Micron Technology, Inc. (“Micron”) is furnishing certain financial information, updated disclosure regarding the proposed Elpida Acquisition (as defined below), and risk factors.

As previously reported, on July 2, 2012, Micron entered into an agreement with the trustees of Elpida Memory, Inc. (“Elpida”) and its subsidiary, Akita Elpida Memory, Inc. that provides for, among other things, Micron’s acquisition of 100% of the equity of Elpida (the “Elpida Acquisition”).  The audited consolidated financial statements of Elpida for the years ended March 31, 2012 and 2011 are attached hereto as Exhibit 99.1.

The unaudited consolidated financial statements of Elpida for the six months ended September 30, 2012 and 2011 are attached hereto as Exhibit 99.2.

The unaudited pro forma financial information for Micron, after giving effect to the proposed Elpida Acquisition and adjustments described in such pro forma financial information, are attached hereto as Exhibit 99.3.

Micron has updated its disclosure regarding the proposed Elpida Acquisition.  The revised disclosure is attached hereto as Exhibit 99.4.

Micron has updated its disclosure regarding its risk factors.  The revised disclosure is attached hereto as Exhibit 99.5.

Item 9.01.     Financial Statement and Exhibits.

(d)  Exhibits

The following exhibits are attached herewith:

Exhibit	Description
99.1	Elpida Memory, Inc.’s audited consolidated financial statements, including the report of Ernst & Young ShinNihon LLC, independent auditors, for the fiscal years ended March 31, 2012 and 2011

99.2	Elpida Memory, Inc.’s unaudited consolidated financial statements as of September 30, 2012 and for the six month periods ended September 30, 2012 and 2011

99.3

Unaudited pro forma financial information for Micron Technology, Inc., after giving effect to the proposed acquisition of Elpida Memory, Inc. and adjustments described in such pro forma financial information

99.4	Disclosure regarding the proposed acquisition of Elpida Memory, Inc.

99.5	Risk Factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: February 5, 2013	By:	/s/ Ronald C. Foster
	Name:	Ronald C. Foster
	Title:	Chief Financial Officer and
Vice President of Finance

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 5, 2013

Exhibit	Description
99.1	Elpida Memory, Inc.’s audited consolidated financial statements, including the report of Ernst & Young ShinNihon LLC, independent auditors, for the fiscal years ended March 31, 2012 and 2011

99.2	Elpida Memory, Inc.’s unaudited consolidated financial statements as of September 30, 2012 and for the six month periods ended September 30, 2012 and 2011

99.3

Unaudited pro forma financial information for Micron Technology, Inc., after giving effect to the proposed acquisition of Elpida Memory, Inc. and adjustments described in such pro forma financial information

99.4	Disclosure regarding the proposed acquisition of Elpida Memory, Inc.

99.5	Risk Factors